UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-08371

T. Rowe Price Real Estate Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

Item 1: Report to Shareholders

Real Estate Fund	December 31, 2010

The views and opinions in this report were current as of December 31, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

Manager’s Letter

Fellow Shareholders

For a second consecutive year, real estate securities provided outsized returns against a backdrop of hesitant but marginally improving economic conditions. Commercial real estate returns were different than those in the residential market, and most of the gains for the year occurred during the past six months. Credit markets remained liquid and interest rates were low, offering borrowers the opportunity to refinance debt on reasonable terms. Prime assets generating attractive income garnered strong attention in a low yield environment.

We are pleased to report that your fund fully participated in the sector’s gains, with returns that exceeded those of its passive and active benchmarks. Your fund returned 23.13% during the past six months compared with 22.50% for the Wilshire Real Estate Securities Index and 18.94% for the Lipper Real Estate Funds Index. Fund performance exceeded both benchmarks for the full year, with total returns of 29.89%, 29.12%, and 23.19%, respectively. (The returns for the Advisor Class shares were lower, reflecting their different fee structure.)

DIVIDEND DISTRIBUTION

On December 10, 2010, your fund’s Board of Directors declared a fourth-quarter dividend of $0.12 per share to shareholders of record on that day. This dividend was paid on December 14. (Dividends for the Advisor Class were $0.11 per share.) The dividends have been reclassified for Form 1099-DIV purposes, meaning that their tax character is different from that shown on the statement when it was paid. Remember to use Form 1099-DIV, not your year-end statement, when you file your taxes. The tax character refers to whether the dividend is from taxable or tax-exempt income, short- or long-term gain, or return of capital.

MARKET ENVIRONMENT AND STRATEGY

It is often said that “the market climbs a wall of worry,” and this proved to be the case in 2010 as real estate securities and broader markets produced generous total returns against the backdrop of a sluggish recovery. Indeed, worry turned into optimism as investors found reasons for hope despite volatility earlier in the year. As the year progressed, we heard less about the possibility of a double-dip recession and more about the growing profitability of corporate America.

Stocks tend to appreciate before a sustained recovery becomes evident, and investors who took on greater risk were well rewarded by the end of 2010. The Federal Reserve continued its policy of quantitative easing that motivated investors to leave the sidelines in search of higher returns. Long- and short-term interest rates remained low, which facilitated the refinancing of outstanding debt. The Fed’s loose monetary policy also fueled widespread fears of higher inflation down the road. Commodities, widely viewed as a hedge against inflation, soared in some instances for the second consecutive year, with gold reaching $1,400 per ounce, oil surpassing $90 per barrel, and gasoline averaging $3.00 per gallon nationwide by the end of 2010. Real estate securities also benefited from the rush into hard assets.

In previous reports, we discussed how real estate investments could recover ahead of fundamentals, and this proved to be the case. However, fortunes varied substantially and results were differentiated. In commercial real estate there was a bifurcation in the market for assets based on quality and location. While there was a reasonably deep and robust market for prime assets, lesser assets had difficulty establishing prices, reflecting the challenge for would-be buyers to “underwrite” the returns for less desirable assets. For example, how soon would a building with substantial vacancies be fully leased, and at what price? The sellers tended to be more optimistic than cautious buyers and, thus, a large bid/ask spread developed between these parties. Conversely, prime assets offered stronger occupancy and in-place rents that could be used as a foundation for calculating potential returns. Additionally, in a “new normal” environment of lower returns, higher prices (lower yields) could be justified for prime assets. In our view, public companies tend to own higher-quality assets and, consequently, benefited from firming prices in those markets.

Fundamentally, commercial real estate saw improvements. While the economic recovery has been tepid, there were enough gains in employment to create demand, albeit weaker than we would like. Still, even modest demand against the backdrop of minimal new supply translated into the absorption of existing space and occupancy gains. Regaining occupancy is an initial phase in the recovery process, and pricing power can resume after occupancy is stabilized.

PORTFOLIO REVIEW

Properties with shorter lease terms were among the first to feel the pain of the economy’s downturn and were also among the first to reflect the optimism of a recovery. As such, apartments and hotels with relatively short lease durations advanced in anticipation of a revival. Your fund was well positioned to benefit with several holdings in each of these categories. Among our apartment investments, Camden Property Trust, Equity Residential, and AvalonBay Communities had strong returns during the period. In the hotel space, Starwood Hotels & Resorts Worldwide, Marriott, and Host Hotels & Resorts contributed significantly to fund performance. We took advantage of strength in the group to narrow our lodging holdings with the elimination of Gaylord Entertainment and LaSalle Hotel Properties. While we also trimmed some apartment investments on strength, we added to Public Storage because we believe the company’s shorter lease terms offer upside potential, and its defensive balance sheet could serve as a buffer in the event of market weakness. (Please refer to our portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

We added a new position in General Growth Properties. Longtime shareholders may recall the ups and downs of this mall company, which encountered a debt maturity problem during the financial crisis and was forced to declare bankruptcy. We sold our common stock beforehand and invested in the company’s bonds. As part of the company’s restructuring plan, many of the troublesome debt maturities were resolved and the company conducted a large public stock offering in which we participated. We decided to reconsider the investment since we remained fans of the company’s prime assets throughout the ordeal. Time will tell if the stock can regain its luster and return to pre-bankruptcy levels, but we are happy to report that our bonds were redeemed with 100% principal along with interest.

The much-publicized reemergence of General Growth Properties helped focus investors’ attention on the surprisingly resilient fundamentals at many malls despite the challenging environment. This focus helped propel mall company stocks, including our holdings in Macerich, CBL & Associates Properties, and Taubman Centers. Some strip retail centers also exhibited brightening prospects, particularly those with strong national tenants, such as centers operated by Kimco Realty.

On a negative note, our investments in operators of industrial properties were notable laggards earlier in the year. However, with signs of positive absorption beginning to emerge, these stocks also came to life during the past six months. We were rewarded by our sizable investment in AMB Property, and we added significantly to ProLogis during the period.

OUTLOOK

In our outlook for 2010, we mentioned that our real estate investments could prove rewarding even in the face of negative headlines and climbing vacancies but that we felt improvements in the labor markets were necessary to build momentum. It appears now that signs of economic improvement, combined with low interest rates and heightened concerns about inflation, have so far been enough to foster strong investor interest in commercial real estate.

While we are encouraged by the developments that have occurred to date, we remain aware of the risks we face in the months ahead. Although credit markets are once again liquid and interest rates are still low, sovereign debt problems continue in Europe and elsewhere, and it strikes us as just a matter of time before the Fed begins to reverse the loose monetary policy that has fueled much of last year’s advance. U.S. budget deficits on the federal and state levels also must be addressed. There is the risk that partisan bickering in Congress could escalate and result in gridlock before necessary remedies to our domestic problems are effectively put in place.

Within our own sector of the market, we reiterate that a stronger job recovery and associated demand for commercial real estate is paramount. The stock market historically has been forward looking, and we are encouraged that the gains we have seen so far appear to have priced in a healthier overall economic environment in 2011. The potential is especially bright in commercial real estate, where we believe that new supply will remain constrained until well into a recovery. Market rents remain too low in many cases to justify new construction, which bodes well for the industries and stocks in which we invest.

We would like to thank you for your continued support and confidence.

Respectfully submitted,

David M. Lee
President of the fund and chairman of its Investment Advisory Committee

January 21, 2011

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

The fund’s share price can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. Due to its concentration in the real estate industry, the fund’s share price could be more volatile than that of a fund with a broader investment mandate. Trends perceived to be unfavorable to real estate, such as changes in the tax laws or rising interest rates, could cause a decline in share prices.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price/earnings ratio (or multiple): A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

Real estate investment trusts (REITs): Publicly traded companies that own, develop, and operate apartment complexes, hotels, office buildings, and other commercial properties.

Wilshire Real Estate Securities Index: A float-adjusted, market capitalization-weighted index composed of publicly traded REITs and real estate operating companies.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Investor Class

	Year Ended 12/31/10‡	12/31/09‡	12/31/08‡	12/31/07‡	12/31/06‡
NET ASSET VALUE					
Beginning of period	$ 13.83	$ 11.13	$ 19.18	$ 25.33	$ 19.49
Investment activities					
Net investment income	0.20	0.30	0.48	0.36	0.37
Net realized and unrealized gain (loss)	3.89	2.95	(7.79)	(5.00)	6.69
Total from investment activities	4.09	3.25	(7.31)	(4.64)	7.06
Distributions					
Net investment income	(0.21)	(0.32)	(0.29)	(0.43)	(0.62)
Net realized gain	–	–	–	(1.08)	(0.60)
Tax return of capital	(0.21)	(0.23)	(0.45)	–	–
Total distributions	(0.42)	(0.55)	(0.74)	(1.51)	(1.22)
NET ASSET VALUE					
End of period	**$ 17.50**	**$ 13.83**	**$ 11.13**	**$ 19.18**	**$ 25.33**
Ratios/Supplemental Data					
Total return(1)	29.89%	31.65%	(39.08)%	(18.80)%	36.75%
Ratio of total expenses to average net assets	0.76%	0.77%	0.75%	0.74%	0.78%
Ratio of net investment income to average net assets	1.26%	2.84%	2.85%	1.49%	1.60%
Portfolio turnover rate	12.8%	19.5%	14.9%	32.5%	25.2%
Net assets, end of period (in millions)	$ 2,519	$ 2,206	$ 1,585	$ 1,940	$ 2,333

‡ Per share amounts calculated using average shares outstanding method.

(1) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Advisor Class

	Year Ended 12/31/10‡	12/31/09‡	12/31/08‡	12/31/07‡	12/31/06‡
NET ASSET VALUE					
Beginning of period	$ 13.95	$ 11.14	$ 19.17	$ 25.29	$ 19.48
Investment activities					
Net investment income	0.16	0.27	0.34	0.34	0.31
Net realized and unrealized gain (loss)	3.93	3.00	(7.70)	(5.03)	6.67
Total from investment activities	4.09	3.27	(7.36)	(4.69)	6.98
Distributions					
Net investment income	(0.19)	(0.30)	(0.28)	(0.37)	(0.57)
Net realized gain	–	–	–	(1.08)	(0.60)
Tax return of capital	(0.19)	(0.22)	(0.42)	–	–
Total distributions	(0.38)	(0.52)	(0.70)	(1.45)	(1.17)
Redemption fees added to paid-in capital	–	0.06	0.03	0.02	–
NET ASSET VALUE					
End of period	**$ 17.66**	**$ 13.95**	**$ 11.14**	**$ 19.17**	**$ 25.29**

Ratios/Supplemental Data

Total return(1)	**29.60%**	**32.21%**	**(39.15)%**	**(18.93)%**	**36.32%**
Ratio of total expenses to average net assets	0.99%	1.04%	1.01%	1.00%	1.03%
Ratio of net investment income to average net assets	0.97%	2.48%	2.15%	1.39%	1.35%
Portfolio turnover rate	12.8%	19.5%	14.9%	32.5%	25.2%
Net assets, end of period (in thousands)	$ 120,420	$ 79,565	$ 47,893	$ 36,490	$ 53,009

‡ Per share amounts calculated using average shares outstanding method.

(1) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 92.7%		
REAL ESTATE 92.7%		
Apartment Residential 18.5%		
AvalonBay Communities, REIT	1,007,021	113,340
BRE Properties, Class A, REIT	1,777,200	77,308
Camden Property Trust, REIT	1,453,300	78,449
Equity Residential, REIT	2,593,900	134,753
Essex Property Trust, REIT	591,700	67,584
Post Properties, REIT	431,500	15,664
		487,098
Diversified 5.8%		
Vornado Realty Trust, REIT	1,401,942	116,824
Washington Real Estate Investment Trust, REIT	1,169,400	36,240
		153,064
Health Care 2.1%		
Healthcare Realty Trust, REIT	2,678,900	56,712
		56,712
Hotels/Lodging 8.0%		
Host Hotels & Resorts, REIT	5,643,849	100,856
Marriott, Class A	1,618,782	67,244
Starwood Hotels & Resorts Worldwide	699,800	42,534
		210,634
Industrial 6.2%		
AMB Property, REIT	2,364,400	74,975
DCT Industrial Trust, REIT	2,316,000	12,298
EastGroup Properties, REIT	673,500	28,503
ProLogis, REIT	2,755,200	39,785
Terreno Realty, REIT (1)	440,200	7,893
		163,454
Office 15.2%		
Alexandria Real Estate, REIT	417,500	30,586

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $1,991,069)	$ 2,627,576
Dividends and interest receivable	10,751
Receivable for shares sold	4,860
Other assets	62
Total assets	2,643,249
Liabilities	
Payable for shares redeemed	1,936
Investment management fees payable	1,352
Due to affiliates	247
Other liabilities	220
Total liabilities	3,755
NET ASSETS	$ 2,639,494
Net Assets Consist of:	
Undistributed net investment income	$ 5,417
Accumulated undistributed net realized loss	(586,646)
Net unrealized gain	636,507
Paid-in capital applicable to 150,797,642 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares authorized	2,584,216
NET ASSETS	$ 2,639,494
NET ASSET VALUE PER SHARE	
Investor Class ($2,519,074,191 / 143,977,725 shares outstanding)	$ 17.50
Advisor Class ($120,420,082 / 6,819,917 shares outstanding)	$ 17.66

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 12/31/10	12/31/09
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 31,098	$ 48,739
Net realized loss	(88,650)	(372,619)
Change in net unrealized gain	703,909	906,741
Increase in net assets from operations	646,357	582,861
Distributions to shareholders		
Net investment income		
Investor Class	(31,369)	(50,463)
Advisor Class	(1,318)	(1,587)
Tax return of capital	(33,605)	(37,143)
Decrease in net assets from distributions	(66,292)	(89,193)
Capital share transactions*		
Shares sold		
Investor Class	678,376	786,043
Advisor Class	63,517	59,467
Distributions reinvested		
Investor Class	41,816	49,808
Advisor Class	2,657	2,857
Shares redeemed		
Investor Class	(963,549)	(687,670)
Advisor Class	(49,526)	(51,696)
Redemption fees received	341	673
Increase (decrease) in net assets from capital share transactions	(226,368)	159,482
Net Assets		
Increase during period	353,697	653,150
Beginning of period	2,285,797	1,632,647
End of period	$ 2,639,494	$ 2,285,797
Undistributed net investment income	5,417	4,989

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Real Estate Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term growth through a combination of capital appreciation and current income. The fund has two classes of shares: the Real Estate Fund original share class, referred to in this report as the Investor Class, offered since October 31, 1997, and the Real Estate Fund—Advisor Class (Advisor Class), offered since December 31, 2004. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class quarterly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $51,000 for the year ended December 31, 2010. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 1% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Pronouncement On January 1, 2010, the fund adopted new accounting guidance that requires enhanced disclosures about fair value measurements in the financial statements. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes each class’s net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on December 31, 2010:

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities other than short-term securities aggregated $305,105,000 and $676,596,000, respectively, for the year ended December 31, 2010.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications between income and gain relate primarily to the character of dividends received from REIT investments. For the year ended December 31, 2010, the following reclassifications were recorded to reflect tax character; there was no impact on results of operations or net assets:

Distributions during the years ended December 31, 2010 and December 31, 2009 were characterized for tax purposes as follows:

At December 31, 2010, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. The fund’s unused capital loss carryforwards as of December 31, 2010, expire: $64,967,000 in fiscal 2016, $367,971,000 in fiscal 2017, and $75,251,000 in fiscal 2018. In accordance with federal income tax regulations applicable to investment companies, recognition of capital and/or currency losses on certain transactions realized between November 1 and December 31 is deferred for tax purposes until the subsequent year (post-October loss deferrals); however, such losses are recognized for financial reporting purposes in the year realized. Similarly, certain dividends declared by real estate investment trusts (REITs) in December and paid the following January are recognized for tax purposes in the subsequent year (REIT income deferrals), but for financial reporting purposes are included in the fund’s dividend income on ex-date.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.30% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2010, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended December 31, 2010, expenses incurred pursuant to these service agreements were $162,000 for Price Associates; $1,367,000 for T. Rowe Price Services, Inc.; and $346,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
T. Rowe Price Real Estate Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Real Estate Fund, Inc. (the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, and confirmation of the underlying fund by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 17, 2011

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/10

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $2,017,000 from short-term capital gains.

For taxable non-corporate shareholders, $1,776,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $1,776,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International Ltd (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) and Directorships of Public Companies and
Year Elected*	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
(1996 to 2009); Chairman of Executive Committee and Trustee, Johns
Hopkins Health System (1996 to 2009); Director, Medtronic, Inc.
(1998 to 2007); Director, Mercantile Bankshares (1997 to 2007)

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, NLV
(1940)	Financial Corporation (2004 to 2005)
2005

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Under Armour (2008 to present); Director, Vornado
2001	Real Estate Investment Trust (2004 to present); Director, Mercantile
Bankshares (2002 to 2007); Member, Advisory Board, Deutsche Bank
North America (2004 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1997

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004 to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008); Director, Georgia Pacific (2004 to 2005)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company (1991 to present); Cofounder and Partner, Blackstone
2001	Real Estate Advisors, L.P. (1992 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc. (1984
2009	to 2008)

*Each independent director oversees 128 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1956)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of
2006	the Board, Director, and President, T. Rowe Price Investment Services,
[128]	Inc.; Chairman of the Board and Director, T. Rowe Price Retirement
Plan Services, Inc., T. Rowe Price Savings Bank, and T. Rowe Price
Services, Inc.; Director and Chief Executive Officer, T. Rowe Price
International; Chief Executive Officer, Chairman of the Board, Director,
and President, T. Rowe Price Trust Company; Chairman of the Board,
all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[73]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Real Estate Fund	Principal Occupation(s)

Anna M. Dopkin, CFA (1967)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Joseph B. Fath, CPA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers LLP
(to 2007)

Thomas J. Huber, CFA (1966)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Nina P. Jones, CPA (1980)	Vice President, T. Rowe Price; formerly intern,
Vice President	T. Rowe Price (summer 2007); Senior Associate,
KPMG LLP; student, Columbia Business School

Michael M. Lasota (1982)	Vice President, T. Rowe Price; formerly stu-
Vice President	dent, University of Chicago, Graduate School
of Business (to 2008); associate, The Boston
Consulting Group (to 2006)

David M. Lee, CFA (1962)	Vice President, T. Rowe Price and T. Rowe Price
President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Philip A. Nestico (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Charles M. Ober, CFA (1950)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price Trust
Company, T. Rowe Price Services, Inc.; Vice
President, Price Hong Kong, Price Singapore,
T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe
Price International, and T. Rowe Price Retirement
Plan Services, Inc.

Theodore E. Robson, CFA (1965)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Investment
Services, Inc.; Vice President and Assistant
Treasurer, T. Rowe Price Services, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,417,000 and $1,879,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Real Estate Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 17, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 17, 2011

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	February 17, 2011